EXHIBIT 10.2

                 GENERAL PARTNER COMPENSATION AGREEMENT

    THIS GENERAL PARTNER COMPENSATION AGREEMENT (this "Agreement") is made and entered into as of December 1, 2008 (the "Effective Date") by and among JUSTICE INVESTORS, a California limited partnership ("Justice"), PORTSMOUTH SQUARE, INC., a California corporation ("Portsmouth" or "Managing General Partner") , and EVON CORPORATION, a California corporation ("Evon" or "Co-General Partner") (Justice, Portsmouth and Evon, each a "Party" and collectively, the "Parties").

                                RECITALS

    A. Portsmouth and Evon and are the general partners (collectively, the "General Partners") of Justice. Evon was formerly known as Evon Garage Corporation, a California corporation. The General Partners operate and provide essential asset management services to Justice.

    B. Justice is the owner of that certain real property located at 750 Kearny Street, San Francisco, California (the "Property"), on which a hotel (the "Hotel") and a garage (the "Garage") are located.

    C. Effective as of the Effective Date, Portsmouth is the Managing General Partner of Justice and Evon is the Co-General Partner of Justice. The duties and responsibilities of Evon and Portsmouth are set forth in that certain Amended Limited Partnership Agreement dated January 1, 1979, as amended by that certain Amendment of Partnership Agreement dated as of June 27, 2005, as amended by that certain 2008 Amendment to Limited Partnership Agreement dated as of the Effective Date (collectively, the "Partnership Agreement").

    D. The Partnership Agreement provides that Evon and Portsmouth are to receive compensation from Justice for acting as its General Partners and assuming the responsibilities and performing their respective duties and are authorized to enter into a Compensation Agreement for the purpose of setting such compensation.

    E. Justice receives substantially all its revenues from operating and/or leasing the Property.

    F. Justice, Portsmouth and Evon have previously executed that certain Amended and Restated General Partner Compensation Agreement that became effective as of February 23, 2006 (the "Prior Agreement"). Upon the Effective Date and subject to the payment of all compensation due under the Prior Agreement (as pro-rated through the Effective Date), the Parties desire the Prior Agreement to be terminated and superseded by this Agreement.

    G. NOW, THEREFORE, for in consideration of the mutual covenants herein contained, the Parties agree as follows:

                              AGREEMENT

     1. Definitions. The capitalized words set forth below shall have the meanings ascribed thereto as used in this Agreement.
         a. "Asset Manager Fee Contribution". The Asset Manager Fee Contribution shall be $75,000.

         b. "Gross Revenue". Gross Revenue shall mean all of the revenue received by Justice in any given calendar year on account of the Hotel, the Garage and all leases of the Property, net of hotel tax, parking tax and similar taxes and fees on gross revenue.

         c. "Minimum Annual Base Compensation". Minimum Annual Base Compensation shall be $285,275.00.

     2. Special Provisions for Compensation in 2008. The compensation of the General Partners beginning as of January 1, 2008 through the Effective Date shall be determined using the terms and conditions of the Prior Agreement (as pro-rated for the number of days between January 1, 2008 through the Effective Date). The compensation of the General Partners beginning as of the Effective Date through December 31, 2008 shall be determined using the terms and conditions of this Agreement (as pro-rated from the Effective Date through December 31, 2008).

     3. Base Compensation. During each calendar year, Justice shall pay Base Compensation to the General Partners in an amount equal to the product of one and one-half percent (1.5 %) times Gross Revenue, such product being reduced by the Asset Manager Fee Contribution; provided that in no event will the Base Compensation be less than the Minimum Annual Base Compensation. The parties acknowledge and agree that Base Compensation will not limited by any maximum, nor will compensation to the General Partners be increased by any inflation adjustment or incentive compensation in excess of the Base Compensation calculated in accordance with this paragraph.

         a. First Level of Division of Base Compensation. The Minimum Annual Base Compensation paid to the General Partners in each calendar year shall be divided between Portsmouth and Evon as follows: (i) eighty percent (80.0 %) shall be paid to Portsmouth for its services as Managing General Partner; and (ii) twenty percent (20.0 %) shall be paid to Evon for its services as Co-General Partner.

         b.  Second Level of Division of Base Compensation.  Base
Compensation earned by the General Partners in each calendar year that is in excess of the Minimum Annual Base Compensation shall be payable in equal fifty percent (50.0 %) shares to Portsmouth and to Evon.

     4. Payments of Base Compensation. The Minimum Annual Base Compensation shall be payable on a prorated basis to the General Partners by Justice in

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twelve (12) equal monthly installments.  Base Compensation in sums greater than the Minimum Annual Base Compensation shall be payable to the General Partners by Justice in installments to be determined by agreement of both the General Partners in their reasonable discretion based upon (i) the cash available to Justice to make such payments in a fiscally responsible manner; and (ii) a reasonable estimate made by the General Partners of the total amount of Base Compensation that will be earned by each General Partner during the calendar year ("Estimated Installments"). Within ninety (90) days after the end of each calendar year, Justice shall pay to the General Partners all Base Compensation that was earned by the General Partners during the previous calendar year that has not then been paid.

     5. Repayment of Excess Estimated Installments of Base Compensation. In the event that either or both of the General Partners receives Estimated Installments of Base Compensation that are in excess of the Base Compensation actually earned during the calendar year, such excess shall be repaid to Justice by the General Partner that received the excess within thirty (30) days of demand therefor by the other General Partner.

     6. Term This Agreement shall commence as of the Effective Date and continue in effect until the earlier of: (i) the date on which either party ceases to be a General Partner of Justice; (ii) the date on which Justice no longer is the owner of the Property; or (iii) is otherwise terminated by the agreement of the General Partners (the "Term").

     7. Counterpart; Facsimile. This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the
same instrument.   A facsimile or other electronically transmitted copy of
this Agreement shall have the same force and effect as an original hereof personally delivered to the intended recipient.

     8. Further Assurances. The General Partners each agree to execute and deliver such agreements, documents and instruments, and do such further acts as may reasonably be necessary or appropriate to create, preserve, perfect or evidence the actions contemplated by this Agreement.

     9. Recitals. The Recitals are true and correct and are incorporated herein by reference.

     10. Notices. Any notice which either party may be required or may desire to give to the other party under any provision of this Agreement shall be in writing and given by personal delivery, by facsimile or by overnight delivery, such as FedEx, to the Parties at the addresses set forth next to their respective signatures below. Any notice, request or other communication sent by overnight delivery shall be effective when received by the addressee thereof. Any notice sent by facsimile shall be effective as of the time that a printed confirmation sheet shows a communication has been

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

completed. The Parties hereto may change the addresses to which all notices, requests and other communications are to be sent by giving notice of which change in address to the other Parties in conformity with the preceding section.

     11. Dispute Resolution. If a dispute, controversy or claim: (i) occurs, in law or in equity; (ii) involves any Party to this Agreement; and
(iii) arises under, out of, in connection with, or in relation to this Agreement and any amendments to this Agreement or a breach of this Agreement, the procedures outlined in Section 11 of the Partnership Agreement, as defined herein, shall govern the resolution of any such dispute, controversy or claim.

     12. Confidentiality. Each Party shall maintain confidentiality with respect to all documents, data and other information derived with respect to the Agreement. Notwithstanding the foregoing, the Parties may disclose the existence and contents of this Agreement to potential lenders to the Parties and as may be required by law.

     13. Choice of Law. The validity, construction and effect of this Agreement shall be governed by the laws of the State of California.

     14. Modification. This Agreement can be modified only by a writing signed by the Parties, or if there is only one General Partner, as set forth in the Partnership Agreement.

     15. Time.  Time is of the essence in this Agreement.

     16. Successors and Assigns. All rights of each party hereunder inure to the benefit of their respective successors and assigns and shall be valid and fully enforceable.

     17. Integration. This Agreement is intended by the Parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement, even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     18. Captions. The captions in this Agreement are for convenience of reference only and shall not modify or alter the operative provisions hereof.

     IN WITNESS WHEREOF, the Parties each have caused this Agreement to be executed on their behalf as of the Effective date.

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

                                      "JUSTICE"

                                        JUSTICE INVESTORS,
                                        a California limited partnership

                                        By its Managing General Partner:

                                          PORTSMOUTH SQUARE, INC.
                                          a California corporation

                                          By: /s/ Michael G. Zybala
                                              ---------------------
                                              MICHAEL G. ZYBALA
                                              Vice President and Secretary


                                        By its Co-General Partner:

                                          EVON CORPORATION
                                          a California corporation

                                          By: /s/ Charles H. Evans, Jr.
                                              -------------------------
                                              CHARLES H. EVANS, JR.
                                              Chairman, Board of Directors

                                          By: /s/ Roger A. Smith
                                              ------------------
                                              ROGER A. SMITH
                                              Secretary


                                  Address for Notice:
                                  Justice Investors
                                  c/o Evon Corporation
                                  750 Kearny Street, Room 502
                                  San Francisco, CA 94108
                                  Facsimile (415) 984-0783

                                  With copy to:
                                  Justice Investors
                                  c/o President of Portsmouth Square, Inc.
                                  P.O. Box 270828
                                  San Diego, CA 92198-2828
                                  Facsimile: (858) 673-5406

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


                                       "EVON"

                                          EVON CORPORATION
                                          a California corporation

                                          By: /s/ Charles H. Evans, Jr.
                                              -------------------------
                                              CHARLES H. EVANS, JR.
                                              Chairman, Board of Directors

                                          By: /s/ Roger A. Smith
                                              ------------------
                                              ROGER A. SMITH
                                              Secretary

                                  Address for Notice:
                                  c/o Evon Corporation
                                  750 Kearny Street, Room 502
                                  San Francisco, CA 94108
                                  Facsimile (415) 984-0783


                                       "PORTSMOUTH"

                                          PORTSMOUTH SQUARE, INC.
                                          a California corporation

                                          By: /s/ Michael G. Zybala
                                              ---------------------
                                              MICHAEL G. ZYBALA
                                              Vice President and Secretary


                                  Address for Notice:
                                  c/o President of Portsmouth
                                  P.O. Box 270828
                                  San Diego, CA 92198-2828
                                  Facsimile: (858) 673-5406

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